Exhibit  10.24

                                 PROMISSORY NOTE


$2,500.00                                              Dated:  April 24, 1997
--------------------------
     (Principle Amount)

                                          Executed at: Newport Beach, California
                                                       -------------------------
                                                            (City, State)


FOR VALUE RECEIVED, the Undersigned (jointly and severally, if the Undersigned is more than one) promises to pay Charles C. Seven, or order.

At  19  Splendore,  Newport  Coast,  California,  92657
  -----------------------------------------------------------
     (address  for  payment)

or  such  address  as  may  be  designated  by  any  holder  of  the  Note.

The  sum  of  two  thousand,  five  hundred  DOLLARS  ($2,500.00)
              -----------------------------------------------

With interest thereon at a rate of ten percent (10%) per annum on the unpaid balance from the above date until fully paid. The repayment of this note
(including  principle  and  interest)  is  due  on  demand,      .

     65.  This  Note may be prepaid in whole or in part without penalty. If this
          Note is payable on more than one date, prepayments shall be credited to the installments in the reverse order of their due dates.

     66. In the event of the failure to make any payment when due, the holder of this Note may declare the entire principal balance and accrued interest immediately due and payable. Any overdue payment shall bear interest at the increased rate of fifteen percent (15%) per annum or the maximum rate permitted by law, whichever is lower.

     67. All parties to this Note, including the Undersigned and any endorsers or guarantors jointly and severally waive presentment notice of dishonor and diligence in collecting and all agree to remain fully obligated under the terms of this Note even if, without notice, the time for payment is extended: or the Note is renewed or modified: or one of the parties is released or discharged: or the release or substitution of any collateral given as security for the payment of the Note.

     68. If this Note is not paid promptly in accordance with its terms, the Undersigned agrees to pay all costs of collection, including reasonable attorney fees. In the event that any judgment is obtained under this Note, the Undersigned waives, to the extent permissible under law, the benefit of any law exempting their property, or any part of it.


TRANSWORLD  BENEFITS,  INC.


By:  /s/  Charles  C.  Seven                               Date:  April 24, 1997
   ----------------------------------------------
   Charles C. Seven, PRESIDENT of the Corporation

By:  /s/  Keith  Romine                                    Date:  April 24, 1997
   ----------------------------------------------
   Keith Romine, SECRETARY of the Corporation


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